SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                             PROVIDENT BANCORP, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-25233                   80-0091851
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                              10901
-----------------------------------------                              -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                           --------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers
                  --------------------------------------------

         On December 1, 2004, Richard O. Jones was appointed to the position of Executive Vice President, Business Services of Provident Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Provident Bank (the "Bank").

         Mr. Jones, age 55, has 30 years of banking experience, starting with Manufacturers Hanover, followed by Chemical Bank and JP Morgan Chase. His experience includes roles in branch and systems operations, a variety of staff planning and MIS functions, and close to 25 years managing major front line retail sales staff in urban as well as suburban settings. Most recently, he served as Senior Vice President and Regional Manager for the Tri-State (New York-New Jersey-Connecticut) and Texas regions of JP Morgan Chase's retail bank, which includes 325 branches, as well as Banker Manager for Chase's mass-market affluent program across the Chase branch network. While Regional Manager for the Tri-State region, Mr. Jones was active on various boards, most notably, chairman of the board of trustees of the Westchester Arts Council.

         Mr. Jones is not a party to an employment agreement with either the Company or the Bank. Mr. Jones is not a party to any transaction with the Company and the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

         Attached as Exhibit 99 to this report is the Company's press release announcing the appointment.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PROVIDENT BANCORP, INC.



DATE: December 1, 2004              By: /s/ Paul A. Maisch
                                       -----------------------------------------
                                       Paul A. Maisch
                                       Senior Vice President and Chief Financial
                                       Officer



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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99                      Press Release of Provident Bancorp, Inc.